DISCOVERY LABORATORIES, INC. AND SUBSIDIARY
(a development stage company)

Consolidated Balance Sheets (Unaudited)
September 30, 1997

ASSETS
Current assets:
   Cash and cash equivalents                                                            $    536,000
   Investments in United States government obligations                                    11,633,000
   Investment in Ansan Pharmaceuticals, Inc.                                               1,300,000
   Prepaid expenses                                                                           39,000
                                                                                        ------------

      Total current assets                                                                13,508,000

Computer equipment, net of depreciation                                                       93,000
Deferred merger costs                                                                        327,000
Other assets                                                                                  30,000
                                                                                        ------------

                                                                                        $ 13,958,000
                                                                                        ============
LIABILITIES
Accrued expenses                                                                        $    448,000
                                                                                        ------------
Minority interest in preferred stock of subsidiary                                         2,200,000
                                                                                        ------------

Commitments and contingencies

STOCKHOLDERS' EQUITY
Series A convertible preferred stock, $.001 par value; 7,000,000 shares authorized; 2,200,256 shares issued and outstanding (liquidation
   preference $29,703,000)                                                                     2,000
Other preferred stock, $.001 par value; 3,000,000 shares authorized; none issued and outstanding
Common stock, $.001 par value, 50,000,000 shares authorized, 6,747,256
   shares issued and outstanding                                                               7,000
Additional paid-in capital                                                                18,999,000
Deficit accumulated during the development stage                                          (7,698,000)
                                                                                        ------------

      Total stockholders' equity                                                          11,310,000
                                                                                        ------------

                                                                                        $ 13,958,000
                                                                                        ============

See notes to financial statements                                           F-1

DISCOVERY LABORATORIES, INC. AND SUBSIDIARY
(a development stage company)


Consolidated Statements of Operations (Unaudited)


                                                             Nine Months Ended         May 18, 1993
                                                               September 30,          (Inception) to
                                                        ---------------------------    September 30,
                                                           1996            1997             1997
                                                        -----------     -----------     -----------
Interest income                                                         $   594,000     $   799,000
                                                                        -----------     -----------

Expenses:
   Research and development                             $   137,000       3,503,000       6,243,000
   General and administrative                               117,000       1,535,000       2,245,000
   Interest                                                   5,000                          11,000
                                                        -----------     -----------     -----------

      Total expenses                                        259,000       5,038,000       8,499,000
                                                        -----------     -----------     -----------

                                                           (259,000)     (4,444,000)     (7,700,000)
                                                        -----------     -----------     -----------

Minority interest in net loss of subsidiary                                                   2,000
                                                                                        -----------

Net loss                                                $  (259,000)    $(4,444,000)    $(7,698,000)
                                                        ===========     ===========     ===========

Pro forma net loss per share                            $      (.26)    $     (1.69)
                                                        ===========     ===========

Pro forma weighted average common shares outstanding      1,009,443       2,629,772
                                                        ===========     ===========

See notes to financial statements                                           F-2

DISCOVERY LABORATORIES, INC. AND SUBSIDIARY
(a development stage company)


Consolidated Statements of Changes in Stockholders' Equity (Unaudited)

                                                                                           Deficit
                                                                                         Accumulated
                                   Common Stock           Preferred Stock   Additional    During the
                              ------------------------   -----------------    Paid-in    Development
                                Shares        Amount       Shares   Amount    Capital       Stage         Total
                              ----------   -----------   ---------  ------  -----------  -----------   -----------
Balance - December 31, 1996    6,712,256   $     7,000   2,200,256  $2,000  $19,003,000  $(3,254,000)  $15,758,000
Private placement expenses                                                      (11,000)                   (11,000)
Exercise of stock options         35,000                                          7,000                      7,000
Net loss                                                                                  (4,444,000)   (4,444,000)
                              ----------   -----------   ---------  ------  -----------  -----------   -----------

Balance - September 30, 1997   6,747,256   $     7,000   2,200,256  $2,000  $18,999,000  $(7,698,000)  $11,310,000
                              ==========   ===========   =========  ======  ===========  ===========   ===========


See notes to financial statements                                           F-3

DISCOVERY LABORATORIES, INC. AND SUBSIDIARY
(a development stage company)


Consolidated Statements of Cash Flows (Unaudited)

                                                                                             May 18, 1993
                                                                    Nine Months Ended       (Inception) to
                                                                       September 30,         September 30,
                                                                --------------------------
                                                                    1996          1997           1997
                                                                -----------   ------------   ------------
Cash flows from operating activities:
Net loss                                                        $  (259,000)  $ (4,444,000)  $ (7,698,000)
Adjustments to reconcile net loss to net cash used in
   operating activities:
      Write-off of acquired research and development
        supplies                                                                                2,200,000
      Write-off of licenses                                                        683,000        683,000
      Depreciation and amortization                                   3,000         48,000         72,000
      Changes in:
        Prepaid expenses                                                           (20,000)       (39,000)
        Other assets                                                               (30,000)       (30,000)
        Accrued expenses                                              9,000        217,000        448,000
        Expenses paid on behalf of company                           18,000
        Employee stock compensation                                  42,000                        42,000
                                                                -----------   ------------   ------------

           Net cash used in operating activities                   (205,000)    (3,546,000)    (4,304,000)
                                                                -----------   ------------   ------------

Cash flows from investing activities:
   Investment in Ansan Pharmaceuticals, Inc.                                    (1,300,000)    (1,300,000)
   Acquisition of computer equipment                                 (6,000)       (54,000)      (137,000)
   Acquisition of license                                          (111,000)                     (711,000)
   Purchase of investments in United States government
      obligations                                                               (2,613,000)   (15,677,000)
   Redemption of investments in United States government
      obligations                                                                4,044,000      4,044,000
   Deferred merger costs                                                          (327,000)      (327,000)
                                                                -----------   ------------   ------------

           Net cash used in investing activities                   (117,000)      (250,000)   (14,108,000)
                                                                -----------   ------------   ------------

Cash flows from financing activities:
   Private placement of units, net of expenses                    6,482,000        (11,000)    18,925,000
   Payment on stock subscriptions and proceeds on
      issuance of common stock                                        8,000          7,000         23,000
   Short-term borrowings
                                                                -----------   ------------   ------------

           Net cash provided by (used in) financing activities    6,490,000         (4,000)    18,948,000
                                                                -----------   ------------   ------------

Net increase (decrease) in cash and cash equivalents              6,168,000     (3,800,000)       536,000
Cash and cash equivalents - beginning of period                       3,000      4,336,000
                                                                -----------   ------------   ------------

Cash and cash equivalents - end of period                       $ 6,171,000   $    536,000   $    536,000
                                                                ===========   ============   ============


See notes to financial statements                                           F-4

DISCOVERY LABORATORIES, INC. AND SUBSIDIARY
(a development stage company)

NOTE A - THE COMPANY AND BASIS OF PRESENTATION

Discovery Laboratories, Inc., a former Delaware Corporation ("Old Discovery"") was incorporated in Delaware on May 18, 1993 as MicroBio, Inc. Until Old Discovery's merger with and into the Registrant on November 25, 1997 (the "Merger"), Old Discovery was a development stage company formed to license and develop pharmaceutical products to treat a variety of human diseases. The consolidated financial statements include the accounts of Old Discovery and its majority owned subsidiary, Acute Therapeutics, Inc. ("ATI"). Intercompany balances and transactions have been eliminated. No allocation of the subsidiary's net loss for the nine-month periods ended September 30, 1997 and 1996 has been attributed to the minority interest since the accumulated losses exceed the minorities' common equity interest during such periods .

In the opinion of management, the financial statements include all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of Old Discovey's financial position at September 30, 1997 and results of operations and cash flows for the nine-month periods ended September 30, 1997 and 1996. The financial statements for the nine-months ended September 30, 1997 are not necessarily indicative of the results that may be expected for the year ending December 31, 1997.

In November 1996 Old Discovery completed a private placement of its securities and received aggregate net proceeds of approximately $19,000,000.


NOTE B - NET LOSS PER SHARE

Pro forma net loss per share is computed based on the weighted average number of common shares outstanding for the periods adjusted to reflect the number of shares of the Registrant's common stock issued to the common stockholders of Old Discovery upon consummation of the Merger. Common stock equivalents are not included in the calculation of net loss per share as the effect would be antidilutive.


NOTE C - COMMITMENTS

ATI entered into a four-year employment agreement with its President, Chief Executive Officer and Chairman of the Board of Directors providing for a base salary of $225,000 per year plus an initial sign-on bonus of $50,000 to be paid the first week of January 1997, plus certain incentive bonuses.


ATI also entered into a three-year employment agreement with an officer providing for an annual salary of $200,000 and various two-year consulting agreements providing for aggregate annual fees of $300,000 plus royalties on net commercial sales of licensed products sold by ATI or its sublicensees and an 18-month consulting agreement providing for monthly fees of $7,500.


ATI leases its office and laboratory space pursuant to an operating lease requiring aggregate annual payments of approximately $67,000 through November 2001.



Note D - Merger

Pursuant to a merger agreement executed with the Registrant on July 16, 1997 (the "Merger Agreement"), Old Discovery's stockholders received approximately 90% of the combined entity. The Merger will be accounted for as a reverse acquisition with Old Discovery as the acquirer for financial reporting purposes. The Merger closed on November 25, 1997. Also on July 16, 1997 Old Discovery purchased 13,000 shares of Series A convertible preferred stock of the Registrant for $1,300,000 which amount was used by the Registrant to repay certain debt owed to its principal stockholder. The Series A convertible preferred stock was cancelled in the Merger. The Registrant's assets at September 30, 1997 consisted primarily of cash and short-term investments.

DISCOVERY LABORATORIES, INC. AND SUBSIDIARY
(a development stage company)

Note E - Income Taxes

At September 30, 1997, Old Discovery had available for federal income tax purposes net operating loss carryforwards of approximately $2,600,000 expiring through 2011, that may be used to offset future taxable income.

The principal difference between the deficit accumulated during the development stage for financial reporting purposes and the net operating loss carryforward for tax purposes is primarily due to the write-off of the acquired research and development supplies and to certain general and administrative costs which are not currently deductible for tax purposes. Old Discovery provided a valuation reserve against the full amount of the deferred tax asset of $3,030,000 arising from net operating loss benefit of approximately $1,000,000 the research and development write-off of approximately $1,130,000 and general and administrative costs of approximately 900,000 since the likelihood of realization cannot be determined. The valuation reserve increased by approximately $1,223,000 and $7,000 for the years ended December 31, 1996 and December 31, 1995, respectively, and approximately $1,800,000 for the nine months ended September 30, 1997. Pursuant to Section 382 of the Internal Revenue Code, the utilization of this carryforward may be limited due to ownership changes which have occurred or may occur.

                                                                            F-6